UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2026

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2nd Floor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 250-1799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sale of Equity Securities.

The disclosure under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company issued the Remaining Series D Preferred Stock (as defined below) to the Investor pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, available to the Company under Rule 506(b) under Regulation D promulgated thereunder.

Item 8.01. Other Events.

As previously reported by La Rosa Holdings Corp., a Nevada corporation (the “Company”) in its Current Report on Form 8-K filed by the Company (the "Original Report") with the Securities and Exchange Commission (“SEC”) on May 27, 2026, as amended by its Current Report on Form 8-K/A filed by the Company (the "Amendment Report"; and the Original Report as amended by the Amendment Report, the “Amended Report”) with the SEC on May 29, 2026, on that date the Company and an institutional investor (the “Investor”) entered into a Securities Purchase Agreement (the “SPA”) pursuant to which the Company: (i) agreed to issue to the Investor up to 500 shares of the Company’s Series D Convertible Preferred Stock, par value $0.0001 per share (“Series D Preferred Stock”), for a purchase price of $1,000 per share (the “Purchase Price”), (ii) issued the Investor 250 shares of Series D Preferred Stock for an aggregate Purchase Price of $250,000, and (iii) agreed that the remaining 250 shares (the “Remaining Series D Preferred Stock”) would become issuable by the Company to the Investor at its sole option upon the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “10-K”) with the SEC. The terms and conditions of the Series D Preferred Stock are as provided in the Company’s a Certificate of Designation of Rights and Preferences of the Series D Preferred Stock, as corrected by the Certificate of Correction and filed with the Secretary of State of the State of Nevada, in both cases, on May 27, 2026 (the “Certificate of Designation”).

On June 4, 2026 the Company filed its Form 10-K with the SEC. On June 10, 2026, in accordance with the terms of the SPA, the Investor agreed to purchase from the Company, and the Company agreed to issue to the Investor the Remaining Series D Preferred Stock at the price specified in the SPA. The parties consummated the closing on June 10, 2026, and the Company issued the Investor the Remaining Series D Preferred Stock for an aggregate gross proceeds from this closing of $250,000.

The foregoing summaries of the SPA and Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the full texts thereof, copies of which were filed as Exhibit 10.1 to the Original Report (in the case of the SPA) and Exhibits 3.1 and 3.2 (in case of the Certificate of Designation and Certificate of Correction respectively) to the Amendment Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2026	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer

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